UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

Olo Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Fulton Street One World Trade Center 82nd Floor New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

(212) 260-0895

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 22, 2021, Olo Inc. (“Olo”) entered into a Restated Delivery Network Agreement (the “Restated Agreement”) which replaces and supersedes the Delivery Network Agreement and Rails Network Addendum, dated March 30, 2017, as previously amended on November 15, 2017, and November 12, 2020, with DoorDash, Inc. (“DoorDash”). In connection with the Restated Agreement, on April 22, 2021, Olo entered into a definitive settlement with DoorDash (the “Settlement”), described in further detail below. The term of the Restated Agreement will continue for a duration of three years from April 1, 2021 (the “Initial Term”), and will renew for a fourth year subject to each party’s written consent (together with the Initial Term, the “Term”). Pursuant to the Restated Agreement, the parties have agreed to the commercial terms of their arrangement during the Term, which commence on April 1, 2021 and are in line with Olo’s expectations. Olo has also agreed to issue DoorDash a Letter of Credit described in further detail below and, in connection therewith, increased its existing line of credit under its Amended Loan and Security Agreement, effective February 11, 2020, with Pacific Western Bank from $25.0 million to $35.0 million. Olo and DoorDash have also agreed to work together in good faith to make certain product enhancements in connection with the Restated Agreement.

The foregoing description of the material terms of the Restated Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full terms of the Restated Agreement, which Olo intends to file as an exhibit to Olo’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 or an earlier filed periodic report. Olo intends to claim confidential treatment for certain portions of the Restated Agreement pursuant to Item 601(b)(10) of Regulation S-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Restated Agreement, Olo has agreed to provide to DoorDash a letter of credit to guarantee any unpaid and owed amounts under the Restated Agreement (the “Letter of Credit”) no later than May 7, 2021. Olo’s Letter of Credit will be issued in the amount of $25.0 million. In the event that a Letter of Credit has been drawn down by DoorDash pursuant to the terms herein, Olo must increase the amount of such Letter of Credit up to a maximum of three times during the Term so that the available, undrawn amount is once more in the amount of $25.0 million. Olo intends to issue this Letter of Credit under its increased line of credit with Pacific Western Bank, as discussed above.

Item 8.01 Other Events.

As previously disclosed in Olo’s prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b), dated March 16, 2021, on or about October 21, 2020, DoorDash filed a lawsuit against Olo in New York State Supreme Court, New York County (the “Court”), in a dispute over fees charged to DoorDash (the “Case”). On April 22, 2021, in connection with the Restated Agreement, Olo entered into the Settlement of this matter.

Pursuant to the Settlement, Olo and DoorDash have agreed to a dismissal of this Case in full with prejudice without any amounts payable by Olo to DoorDash under the Settlement. The parties also exchanged releases.

On April 22, 2021, Olo and DoorDash issued a press release announcing the settlement of this matter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Safe Harbor for Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Olo’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Olo and its management, are inherently uncertain. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions and such forward-looking statements include, but are not limited to, Olo’s expectations about impact of the terms of the Restated Agreement on Olo’s business and financial results. All forward-looking statements included in this Form 8-K are based upon information available to Olo as of the date hereof, which may change, and Olo assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from Olo’s current expectations. Factors that may cause Olo’s actual results to differ materially from current expectations include, among others, Olo’s ability to attract new customers, retain revenue from existing customers and increase sales from both new and existing customers, the impact of the COVID-19 pandemic on Olo’s business, consumer ordering behavior as COVID-19 restrictions lift, Olo’s ability to manage its growth effectively, Olo’s ability to meet expectations of securities analysts or investors with respect to its results of operations, the limited number of aggregators Olo’s Rails module currently relies on, including DoorDash, the competitive environment in which Olo operates, unfavorable conditions in Olo’s industry or the global economy or reductions in digital ordering transaction volumes or technology spending, and other risks discussed in Olo’s filings with the U.S. Securities and Exchange Commission (“SEC”), including Olo’s prospectus filed with the SEC pursuant to Rule 424(b), dated March 16, 2021, which filings are available from the SEC. Olo cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this Form 8-K. Olo undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If Olo updates one or more forward-looking statements, no inference should be drawn that Olo will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.
Dated: April 22, 2021

	By:	/s/ Nithya B. Das
Nithya B. Das
Chief Legal Officer and Corporate Secretary